                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       REAL ESTATE ASSOCIATES LIMITED III
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                       REAL ESTATE ASSOCIATES LIMITED III

                            9090 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                                DO NOT BE MISLED

                                                                 January 7, 2002

Dear Limited Partners:

     HOW LONG WILL THIS LAST?

     On November 20, 2001, Bond Purchase, L.L.C. EXTENDED ITS HOSTILE SOLICITATION -- FOR THE SEVENTH TIME -- TO JANUARY 15, 2002. It has now been more than nine months since Bond Purchase first mailed its solicitation materials to limited partners. We apologize for writing again, but only Bond Purchase has the power to end this solicitation and it continues to refuse to do so. Ask yourself: Why? Bond Purchase should know and should care that the longer it drags out this solicitation, the higher the fees incurred by the Partnership to defend your interests. IF YOU WANT THIS SOLICITATION TO END, PLEASE RETURN A WHITE CONSENT CARD TODAY.

     YOUR VOTE WILL BE COUNTED. Also on November 20, 2001, more than eight months after it started this solicitation, Bond Purchase tried to change the rules by telling you that "in order to validly revoke a consent, the revocation must be delivered to [Bond Purchase's solicitor]." DO NOT BE MISLED BY BOND PURCHASE'S ATTEMPT TO INVALIDATE YOUR REVOCATION. In its eleventh amendment to its solicitation materials, dated December 13, 2001, it again changed its position. As we have stated all along, send your revocation to the address on the WHITE consent card.

     $3 MILLION IN CASH DISTRIBUTED TO LIMITED PARTNERS. As we told you in May 2001, the Partnership intended to make a distribution to the limited partners from the Partnership's reserves to the extent that the cash was not used before the year end. As always, we keep our promises. On December 18, 2001, the Partnership distributed $3 million to the limited partners of record, allocating $524 in cash per $5,000 unit. In an attempt to get your vote, Bond Purchase has inaccurately told you that the Partnership never intended to make a distribution to the limited partners. WE URGE YOU NOT TO BE MISLED.

     PROPOSED TRANSACTIONS BETWEEN CASDEN PROPERTIES INC. ("CASDEN") AND APARTMENT INVESTMENT AND MANAGEMENT COMPANY ("AIMCO"). As we have already notified you, on December 3, 2001 Casden entered into a merger agreement and certain other transaction documents with AIMCO and certain of its subsidiaries, pursuant to which AIMCO will acquire Casden and its subsidiaries, including NAPICO. As a result of the transactions, NAPICO will become an indirect subsidiary of AIMCO, BUT NAPICO WILL MAINTAIN ITS CORPORATE EXISTENCE AND RETAIN ITS CURRENT MANAGEMENT TEAM. DO NOT BE MISLED BY BOND PURCHASE'S INACCURATE DESCRIPTION OF THESE TRANSACTIONS.

     - NAPICO WILL REMAIN GENERAL PARTNER. Contrary to Bond Purchase's inaccurate version of this transaction, AIMCO WILL NOT become the general partner of REAL III. As we have previously told you, pursuant to the various transaction documents, AIMCO will acquire Casden in a merger and succeed to all of Casden's interest in various Casden subsidiaries. Following these transactions, NAPICO will be an indirect subsidiary of AIMCO. However, with your support, NAPICO will continue to be the managing general partner of the Partnership. DO NOT BE MISLED.

     - NAPICO'S MANAGEMENT WILL NOT CHANGE. AIMCO intends to retain NAPICO's experienced and successful management team, including Charles Boxenbaum and other senior officers of NAPICO. Following the transactions, NAPICO's current subsidiaries will continue to be subsidiaries of NAPICO and NAPICO is expected to continue its operations, including its management of various partnerships and properties, in substantially the same manner as conducted prior to AIMCO's acquisition. DO NOT BE MISLED.

                                -- IMPORTANT --

     PLEASE ACT TODAY TO PROTECT THE VALUE OF YOUR INVESTMENT -- DO NOT SIGN ANY BLUE CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE. INSTEAD, PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR WHITE REVOCATION OF CONSENT CARD. The deadline to fax in your WHITE consent revocation card is TUESDAY, JANUARY 15, 2002.

     To ensure that your General Partners are not removed, PLEASE FAX AND MAIL YOUR WHITE CONSENT REVOCATION CARD TODAY TO:

                           ACS Security Services Inc.
                          3988 No. Central Expressway
                              Bldg. 5, Sixth Floor
                                Dallas, TX 75204
                              Fax: (214) 887-7198
                              Attn: Shari Eastwood

     THIS INFORMATION WAS FURNISHED ON BEHALF OF REAL ESTATE ASSOCIATES LIMITED III BY ITS GENERAL PARTNERS AND IS BEING MAILED TO LIMITED PARTNERS ON OR ABOUT JANUARY 7, 2002. IMPORTANT INFORMATION ABOUT THE PARTNERSHIP'S CONSENT REVOCATION SOLICITATION ARE CONTAINED IN THE DEFINITIVE CONSENT REVOCATION MATERIALS WHICH HAVE ALREADY BEEN SENT TO YOU. YOU MAY OBTAIN A COPY OF THE PARTNERSHIP'S CONSENT REVOCATION MATERIALS FILED ON FORM DEFC14A FREE OF CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE PARTNERSHIP WILL ALSO PROVIDE YOU WITH A COPY OF ITS MATERIALS WITHOUT CHARGE. YOU MAY ALSO VIEW PARTNERSHIP INFORMATION ON THE PARTNERSHIP'S WEB SITE AT HTTP://WWW.NAPICO.COM. THE CONTENTS OF THE PARTNERSHIP'S WEB SITE ARE NOT DEEMED TO BE A PART OF THE CONSENT REVOCATION MATERIALS. FOR ADDITIONAL INFORMATION ABOUT THIS CONSENT REVOCATION SOLICITATION, PLEASE CONTACT D.F. KING AT THE TOLL-FREE NUMBER PROVIDED BELOW.

                             ---------------------

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC., WHICH IS ASSISTING US IN THIS MATTER, AT 1-800-269-6427.

                            CONSENT REVOCATION CARD

                       REAL ESTATE ASSOCIATES LIMITED III

       THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED III IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

     The undersigned, a limited partner of Real Estate Associates Limited III (the "Partnership"), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

              THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY
             RECOMMEND THAT YOU "REVOKE CONSENT" FOR ITEMS 1 AND 2.

1.  Removal of General Partners

                [ ] REVOKE CONSENT     [ ] DO NOT REVOKE CONSENT

2.  Continuation of the Partnership and election of new general partner, New
G.P.

                [ ] REVOKE CONSENT     [ ] DO NOT REVOKE CONSENT

     IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

         PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD
                  AND MAIL THIS CONSENT REVOCATION CARD TODAY.

     Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated: , 2002
                                          Name:
                                          Title:
                                          Name (if held jointly):
                                          Title:

                                          PLEASE SIGN, DATE AND RETURN THIS
                                          CONSENT REVOCATION PROMPTLY. IF YOU
                                          HAVE ANY QUESTIONS OR NEED ASSISTANCE,
                                          PLEASE CALL D.F. KING & CO., INC.
                                          TOLL-FREE AT 1-800-269-6427.